UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2007

ONE EARTH ENERGY, LLC
 (Exact name of registrant as specified in its charter)

Illinois	333-135729	20-3852246
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1306 West 8th Street, Gibson City, IL	60936
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (217) 784-4284

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 16, 2007, the Registrant executed an amendment to a secured promissory note between the Registrant and Farmers Energy One Earth, LLC. The original secured promissory note was in the amount of $6,000,000. The amendment to the promissory note increased the funds available under the secured promissory note to $6,500,000. In all other respects, the terms of the secured promissory note remained the same.

Item 9.01 Exhibits

Item 99.1 Amended Secured Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONE EARTH ENERGY, LLC

Date: October 18, 2007

/s/ Steve Kelly
Steve Kelly
Chairman and President (Principal Executive Officer)